EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

             In connection with the annual report of Mobile Mini, Inc. (the “Company”) on Form 10-K for the year ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Larry Trachtenberg, Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Larry Trachtenberg

Larry Trachtenberg
Executive Vice President and
Chief Financial Officer
Mobile Mini, Inc.
March 31, 2003